Investment Advisers
      For Global Government:
      Western Asset Management Company
      Pasadena, CA

      For International Equity and
      Emerging Markets Trusts:
      Batterymarch Financial Management Inc.
      Boston, MA

Investment Manager
      Legg Mason Fund Adviser, Inc.
      Baltimore, MD

Board of Directors
      John F. Curley, Jr., Chairman
      Edward A. Taber, III, President
      Richard G. Gilmore
      Charles F. Haugh
      Arnold L. Lehman
      Dr. Jill E. McGovern
      T. A. Rodgers

Transfer and Shareholder Servicing Agent
      Boston Financial Data Services
      Boston, MA

Custodian
      State Street Bank & Trust Company
      Boston, MA

Counsel
      Kirkpatrick & Lockhart LLP
      Washington, D.C.

Independent Accountants
      Coopers & Lybrand L.L.P.
      Baltimore, MD

      This report is not to be distributed unless preceded or accompanied by a prospectus.

                      LEGG MASON WOOD WALKER, INCORPORATED

--------------------------------------------------------------------------------
                            111 South Calvert Street
                     P.O. Box 1476, Baltimore, MD 21203-1476
                                410 o 539 o 0000

LMF-042

                               SEMI-ANNUAL REPORT
                                  JUNE 30, 1997

                                   LEGG MASON
                                     GLOBAL
                                   TRUST, INC.

                             GLOBAL GOVERNMENT TRUST

                           INTERNATIONAL EQUITY TRUST

                             EMERGING MARKETS TRUST





                           Putting Your Future First


                               [LEGG MASON LOGO]
                                     FUNDS

To Our Shareholders,

   We are pleased to provide you with a semi-annual report combining the Legg Mason Global Government Trust, International Equity Trust and Emerging Markets Trust. Investor interest in the equity securities of companies located overseas remains keen and net assets in each of our foreign equity funds have increased substantially since December 31, 1996, while the assets of our global bond fund have declined slightly.

   Beginning on the next page, the portfolio managers responsible for the Global Trust Portfolios discuss the results for the first half of 1997 and the investment outlook. Following the Portfolio Managers' Comments, the Funds' total returns in various periods since their inceptions are shown on page 8. Total return measures investment performance in terms of appreciation or depreciation in a portfolio's net assets per share plus dividends and any capital gain distributions. For each of our funds, we remind you that historical performance is not indicative of future results, and the principal value of our holdings will continue to fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

   We hope you consider using the funds in the Global Trust for investments of additional funds as they become available. Some shareholders have chosen to regularly add to their investment in the funds by authorizing automatic monthly transfers from their bank checking or Legg Mason accounts. Your Financial Advisor will be happy to help you make these arrangements if you would like to purchase additional shares in this convenient manner.

                                       Sincerely,

                                       /s/ Edward A. Taber, III
                                       -------------------------
                                       Edward A. Taber, III
                                       President

August 11, 1997

Portfolio Managers' Comments
Global Government Trust

   Global bond markets in general have enjoyed declining yields over the past several years, but they continue to struggle with volatile currency markets. For US investors, much of the rewards of the global bond market rally this year have been dissipated by the rising value of the dollar, a phenomenon which gathered considerable momentum in the first quarter of 1997. Though the Legg Mason Global Government Trust took steps to hedge a good portion of its foreign currency exposure, total returns for the first half of 1997 were -0.3%, reflecting a combination of income, capital gains and currency losses. This performance exceeded that of the Fund's benchmark, the Salomon Brothers World Government Bond Index, which returned -1.2%, thanks to successful country selection and the partial hedging of currency exposure.

   For the three years ended June 30, 1997 and since its inception, the Fund continued to rank highly in the Lipper Analytical Services, Inc. universe of global income funds. The Fund ranked 31st of 85 funds and 8th of 58 funds, based on total return, placing it in the 37th and 14th percentiles for these periods, respectively. The Fund's ranking for the twelve months ended June 30, 1997 was 79 of 138 global income funds. Though we are pleased with the Fund's results, past performance does not guarantee future results.

   Global bond markets for the most part continue to offer attractive returns relative to the fundamentals of low and stable inflation which prevail throughout the industrialized countries and, increasingly, in many of the emerging market countries. The US economy, for example, is experiencing the most benign inflation it has had since the mid-50s and 60s, when bond yields were 4% and mortgages were 5%. In the first half of the year, the Consumer Price Index rose at a 1.4% annual pace, and the Producer Price Index fell at a 3.4% pace; at the end of last year, these indices were registering +3.3% and +2.8%, respectively. Not only is measured inflation falling, but gold and commodity prices are also falling, and a stronger dollar is pushing down import prices.

   In continental Europe, the continued weakness of the DM and other core currencies is benefiting export related sectors. Growth is on course for 2.5%, as improved business confidence is boosting capital spending and, in economies such as the UK, Netherlands, Spain and Scandinavia, domestic demand is now gaining momentum. In Germany, France and Italy however, tight EMU (European Monetary Union) motivated fiscal policies and still-high unemployment are hindering consumer confidence and spending. Inflation is set to remain low as wages should remain subdued and monetary policies remain tight to satisfy EMU convergence demands. While European bond yields have declined to low levels relative to the US, markets should be underpinned by low inflation until growth firms sufficiently to justify higher cash rates, and this still appears to lie on the distant horizon. The convergence in peripheral market yields has paralleled improvements in inflationary expectations, but the risk premium has eroded for unexpected deviation from the recent favourable economic and political trends. In contrast, the UK market is discounting a higher profile for rates given above-trend consumer-led growth and little fiscal restraint in the recent budget.

   In Japan, the economy has weathered the recent VAT tax hike, although the composition of growth remains firmly in the export-related sector. As this year's fiscal drag fades, consumer spending should firm while record-low interest rates should nurse the financial sector back to health and support a further improvement in business investment. Until this trend is more entrenched, however, official rates are likely to remain low; eventually, expectations of a return to a more neutral monetary policy should raise yields from their near-record lows, thus making the Japanese bond market distinctly unattractive for the foreseeable future.

   The US dollar remains supported by stronger growth, higher interest rates than Germany or Japan, and declining inflation expectations. However, if Japan and Europe's business cycles reach a more advanced stage as US growth momentum falters, currency volatility could increase further in coming months. Volatility could also rise over simmering US-Japan trade frictions and the approach of the final (and critical) phase of consultation on the launch in January 1999 of Europe's single currency.

   Given this outlook, we believe the Fund currently is positioned to benefit from the better relative performance we expect in selected European markets with good fundamentals and relatively high yields, particularly the UK and Sweden. Likewise, we are attracted to the positive inflation fundamentals and attractive yields offered in the dollar bloc markets of Canada, Australia, New Zealand and the US. We plan to continue avoiding the Japanese and yen-bloc markets, and to have a bias to hedge foreign currency exposure back into dollars. Finally, the Fund continues to invest in selected emerging market debt securities, notably those of Argentina and Mexico, though its exposure to these markets has been scaled back somewhat from prior levels, in recognition of the substantial narrowing of the incremental spreads which these securities offer.

                                       Western Asset Management Company

August 8, 1997

Portfolio Manager's Comments
International Equity Trust

   The return for the Legg Mason International Equity Trust was 13.7% for the six months ended June 30, 1997 compared with the Morgan Stanley Capital International Europe, Australia and the Far East Index ("EAFE") return of 11.4%. For the twelve months ended June 30, 1997, the return for the Fund was 18.7% compared with 13.2% for the index.

   Stock selection overall has been excellent year-to-date, adding value relative to the index in Japan, where our emphasis is on value factors, and in Europe, specifically in Germany, France, Italy, Switzerland and Austria. Stock selection was also strong in the emerging markets of Latin America and Europe.

   The continuing good returns reflect, in large measure, the success of our Stock Selection Model, which tailors our investment approach by country. We seek to add value at three key levels of the investment process: our Strategic Themes, stock selection and country allocation. Strategic Themes are designed to add value in different segments of the market. For stock selection we model fundamental investment principles, selecting the most promising stocks from each theme. We combine expectations with our proprietary country model to determine optimal stock and country target weights.

Market Commentary and Investment Outlook

   The Japanese market was volatile during the first half of 1997; after declining 11.8% in the first quarter, it was the best performing EAFE market in the second quarter, up 23.7%. The yen strengthened by almost 10% in May, and the consumption tax increase in April was unexpectedly benign. The fiscal tightening looming in the 1997 budget, which began April 1, increased the probability of an economic slump in the near term. Booming exports and loose monetary policy should limit the downside. The trade surplus with the US, however, raises the likelihood of US pressure for economic policy changes including structural changes to the financial system.

   Some global investors have begun to increase their exposure to Japan; our view is that valuations continue to be less attractive in Japan compared with other markets and that earnings estimate revisions are below average. We currently underweight this market, searching for investment opportunities.

   Europe performed well for the year-to-date, up 14.5%. Among the larger markets, Germany was up 17.0% while France and the United Kingdom underperformed, with returns of 9.4% and 9.2%, respectively. The smaller markets of Switzerland, Spain, Portugal, Greece and the Netherlands all outperformed, as did the Nordic countries which were up 14.9%.

   The French election results cast doubts on the success and timing of the European Monetary Union ("EMU"). Despite the setback, it seems EMU will go through although substantially diluted. Coincidentally, we favor the harder currency countries outside Germany and France such as Belgium, Finland, Norway and Switzerland, the result of our bottom-up, aggregated valuation, expectations and technical scores. Looking forward, the UK has attractive valuations, and earnings are being revised upwards.

   Despite the excitement over Hong Kong's return to China, we expect that it will be business as usual for Hong Kong companies. China will maintain business conditions for the near future and even has hinted at providing funds for stability where needed.

   The Fund's emerging markets positions in Latin America and Europe contributed to its return over the EAFE Index. Economic growth, declining inflation and favorable global capital flows have contributed to the strong markets. These holdings continue to be attractively priced with good growth prospects at relatively low price/earnings multiples. The Fund is well-diversified across countries and industries and maintains its value and mid-capitalization characteristics.

                                       Charles F. Lovejoy, CFA

August 8, 1997

Portfolio Manager's Comments
Emerging Markets Trust

   The return for the Legg Mason Emerging Markets Trust was 21.1% (excluding the 2% redemption fee assessed on shares redeemed within one year of purchase) for the six months ended June 30, 1997 compared with 17.8% for the Morgan Stanley Capital International Emerging Markets Free ("MSCI EMF") Index. For the twelve months ended June 30, 1997, the return for the Fund was 27.4% compared with 12.8% for the index.

   The Fund benefited from its exposure to companies in Latin America for the year-to-date as this region continued to outperform other emerging markets. The region was up 40.8% for the period, led by Brazil which returned 54.1%.

   Stock selection was positive in Asia, adding value in Thailand, Hong Kong, China and Korea. The Fund was underweighted in the Asian region, where the index return was weaker, up 2.8% for the year-to-date. The Fund favored Hong Kong and China over Malaysia which helped the relative return.

   The Fund also benefited from investments in the region of Europe, Middle East and Africa, particularly from strong stock selection in Israel, Greece and South Africa.

Market Commentary

   Despite the continued outperformance of Latin America, valuations remain attractive compared to other emerging markets and to other broad equity asset classes, and remain compelling when combined with expectations for continued improvement in economic and corporate fundamentals throughout the region. By our estimates, earnings growth of 20% should be available over the next two years. Yet Latin companies trade at just 13x the coming year's earnings.

   The business environments in Asia, in contrast, reflect slowing economic growth. Markets in the region have been mixed year-to-date, with India and Sri Lanka up over 30% and negative returns in Thailand, the Philippines and Malaysia.

   Several stock markets in Eastern Europe and the Mediterranean had excellent returns for the period, with Russia, Greece, Turkey, Hungary and Portugal all making contributions of 30% or more. With the exception of Turkey, each of these countries is making progress in economic reform and enjoying the benefits from lower interest rates, while Turkey and others continue to post strong GDP growth. This economic reform is a sustained process, and despite the recent run-up in stock prices, we continue to find attractively priced companies in the region.

Investment Outlook

   Our investment strategy is to seek well-managed, high quality companies which are expected to participate in the rapid economic growth of emerging markets at reasonable prices.

   In selecting stocks, we research our universe of stocks for attractive growth opportunities at reasonable valuations and use proprietary measures of growth and valuation that we tailor to each market. We use both fundamental analysis (review of management, competitive resources, market position and financial condition to develop qualitative stock opinions) and quantitative valuation (earnings expectations, growth, valuation and technical factors).

   As the performance gap between Latin America and Asia widens, we are monitoring the "valuation gap" presented by these regions. While we maintain an overweight position in Latin America, a strategy that has been beneficial for the Fund, we would reallocate to Asia when we find opportunities for attractive growth at reasonable valuations.

   Overall, companies in the emerging markets are still growing faster than anywhere else in the world and at attractive valuations, while the companies in the Fund have higher growth rates, on average, than the index, and more attractive valuations. The Fund is well diversified across industry sectors and invested in 30 markets.

                                       Stephen J. McCarthy, CFA

August 8, 1997

Performance Information
Legg Mason Global Trust, Inc.

Total Return for One Year and Life of Funds, as of June 30, 1997

         The returns shown are based on historical results and are not intended to indicate future performance. The investment return and principal value of an investment in each of these funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a fund's return, so they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

         The Funds' total returns as of June 30, 1997 were as follows:

                                   Global       International      Emerging
                                 Government        Equity           Markets
                                  Trust(A)        Trust(B)        Trust(C,D)
--------------------------------------------------------------------------------
 Average Annual Total Return
   One Year                         7.14%          18.74%           27.41%
   Life of Fund                     7.80           16.34            25.04

 Cumulative Total Return
   One Year                         7.14%          18.74%           27.41%
   Life of Fund                    37.24           43.13            27.67

--------------------------------------------------------------------------------
(A) Inception of Global Government Trust -- April 15, 1993
(B) Inception of International Equity Trust -- February 17, 1995
(C) Inception of Emerging Markets Trust -- May 28, 1996
(D) Returns do not include the 2.0% redemption fee assessed on shares redeemed within twelve months of purchase.

Industry Diversification
Legg Mason Global Trust, Inc.
June 30, 1997

International Equity Trust

                              % of Net      Market
                               Assets        Value
---------------------------------------------------
                                             (000)

Aerospace                         1.8%      $ 4,182
Agriculture/Food                  0.7         1,643
Air Transport                     1.7         3,897
Aluminum                          0.8         1,853
Apparel/Textiles                  0.2           538
Banks                             8.0        18,420
Beverages                         1.5         3,563
Business Machines                 2.2         4,988
Chemicals                         2.2         5,066
Construction                      6.0        13,789
Consumer Durables                 0.1           247
Containers                        0.1           199
Domestic Oil Reserves             0.9         1,990
Drugs/Medicine                    1.5         3,392
Electric Utilities                0.5         1,084
Electronics                       6.3        14,360
Finance                          16.3        37,491
Forest Products                  N.M.            28
Gas Utilities                     0.2           465
Health (Non-Drug)                 0.2           520
Hotel/Restaurant                  1.0         2,226
Insurance                         4.5        10,355
Iron &Steel                       0.9         2,136
Miscellaneous                     0.9         2,130
Motor Vehicles                    5.3        12,345
Non-Ferrous Metals                2.3         5,329
Oil Refining/Distribution         1.6         3,635
Oil Service                       1.1         2,629
Paper                             0.8         1,899
Photo/Optical                     0.8         1,862
Producer Goods                    2.7         6,135
Publishing                        0.4           967
Railroads/Transit                N.M.            25
Real Property                     3.3         7,646
Retail (Food)                     0.1           308
Retail (Non-Food)                 3.2         7,308
Services                          3.0         6,955
Telecommunications                9.4        21,720
Tire & Rubber                     1.1         2,525
Tobacco                           0.3           592
Trucking/Freight                  2.5         5,720
Water Transport                   0.2           444
Short-term Investments            3.2         7,400
                                -----       -------
Total Investment Portfolio       99.8       230,006
Other Assets Less Liabilities     0.2           347
                                -----       -------
NET ASSETS                      100.0%     $230,353
                                =====       =======

N.M. Not meaningful



Emerging Markets Trust

                              % of Net      Market
                               Assets        Value
---------------------------------------------------
                                             (000)

Agriculture/Food                  2.7%      $ 1,683
Air Transport                     0.1            59
Apparel/Textiles                  2.3         1,462
Banks                            10.4         6,581
Beverages                         2.3         1,427
Business Machines                 0.9           548
Chemicals                         2.0         1,246
Coal & Uranium                    0.4           239
Construction                      6.3         3,911
Consumer Durables                 1.9         1,168
Domestic Oil Reserves             1.5           966
Drugs/Medicine                    0.9           545
Electric Utilities                7.2         4,491
Electronics                       3.5         2,173
Finance                           4.3         2,667
Gas Utilities                     2.1         1,328
Hotel/Restaurant                  0.3           210
Iron & Steel                      3.9         2,411
Leisure/Luxury                    0.5           302
Life Insurance                    0.2           118
Media                             0.6           368
Miscellaneous                     7.0         4,337
Motor Vehicles                    2.7         1,702
Non-Ferrous Metals                1.2           733
Oil Service                       2.1         1,292
Producer Goods                    0.4           272
Publishing                        0.6           403
Real Property                     2.6         1,617
Retail (Food)                     1.1           668
Retail (Non-Food)                 2.8         1,731
Services                          1.4           851
Telecommunications               16.0         9,964
Tobacco                           1.1           709
Trucking/Freight                  0.3           218
Water Transport                   0.7           446
Short-term Investments            5.1         3,154
                                -----        ------
Total Investment Portfolio       99.4        62,000
Other Assets Less Liabilities     0.6           395
                                -----        ------
NET ASSETS                      100.0%      $62,395
                                =====        ======

Statement of Net Assets
Legg Mason Global Trust, Inc.
June 30, 1997  (Unaudited)
(Amounts in Thousands)

Global Government Trust

                                                                      Maturity
                                                    Rate                Date        Currency      Par              Value
---------------------------------------------------------------------------------------------------------------------------
Long-Term Debt Securities(A) -- 79.1%

      Australian Dollar -- 2.6%
      Commonwealth of Australia                     10%              2/15/06         AUD         4,500           $ 4,053
                                                                                                                  ------

      British Sterling -- 7.9%
      Bayerische Hypotheken Bank                    7%               2/25/00         GBP           880             1,448
      United Kingdom Treasury Stock                 10.25%           11/22/99                    1,760             3,115
      United Kingdom Treasury Stock                 7.50%            12/7/06                     3,500             5,814
      United Kingdom Treasury Stock                 8%               6/7/21                      1,120             2,055
                                                                                                                  ------
                                                                                                                  12,432
                                                                                                                  ------

      Canadian Dollar -- 2.1%
      Government of Canada                           8%              6/1/23          CAD         4,000             3,286
                                                                                                                  ------
      Czech Koruna -- 3.8%
      ABN-Amro Bank N.V.                            11%              12/15/97        CZK       205,000             6,007
                                                                                                                  ------

      Danish Krone -- 7.0%
      Kingdom of Denmark                            8%               3/15/06         DKK        65,000            11,017
                                                                                                                  ------

      French Franc -- 1.4%
      Republic of Ivory Coast
        Restructured Loan                           0%                               FRF        23,304             1,616(B,C)
        Unstructured Loan                           6.875%                                       9,200               622(B,C)
                                                                                                                  ------
                                                                                                                   2,238
                                                                                                                  ------
      German Deutschmark -- 5.6%
      Deutsche Bundesrepublik                       6.25%            4/26/06         DEM         7,000             4,201
      Exide Holding Europe SA                       9.125%           4/15/04                     2,500             1,473(F)
      Geberit International SA                      10.125%          4/15/07                     1,000               622(F)
      German Unity Fund                             8%               1/21/02                     4,000             2,614
                                                                                                                  ------
                                                                                                                   8,910
                                                                                                                  ------

      Greek Drachma -- 3.3%
      Hellenic Republic Bond                        11%              11/26/99        GRD     1,400,000             5,242
                                                                                                                  ------

      Italian Lira -- 8.1%
      Buoni del Tesoro Poliennali                   9%               10/1/98         ITL    10,500,000             6,369
      Buoni del Tesoro Poliennali                   7.75%            11/1/06                10,300,000             6,439
                                                                                                                  ------
                                                                                                                  12,808
                                                                                                                  ------

      Philippine Peso -- 1.2%
      International Finance Corporation             10.25%           4/10/02         PHP        50,000             1,879
                                                                                                                  ------

                                                                      Maturity
                                                    Rate                Date        Currency      Par              Value
---------------------------------------------------------------------------------------------------------------------------
      Portuguese Escudo -- 2.5%
      Obrig Do Tes Medio Prazo                      11.875%          2/23/00         PTE       600,000           $ 3,945
                                                                                                                 -------
      Spanish Peseta -- 2.2%
      Bonos del Estado                              7.4%             7/30/99         ESP       500,000             3,545
                                                                                                                 -------
      Slovakian Koruna -- 1.6%
      International Finance Corporation             11.75%           8/15/99         SKK        95,000             2,461
                                                                                                                 -------
      Swedish Krona -- 4.7%
      Kingdom of Sweden                             13%              6/15/01         SEK        45,000             7,336
                                                                                                                 -------
      United States Dollar -- 25.1%

      Currency Exchange-Linked Securities -- 1.9%
      Morgan Guaranty Trust
        Indonesian Rupiah-Linked Note               14%              11/21/01        USD         3,000             2,970(E)
                                                                                                                 -------
      Emerging Markets -- 14.7%
      Argentina Bonos de Consolidacion
        Previsionales                               5.71%            4/1/01          USD         6,365             6,055(D)
      Government of Jamaica                         9.625%           7/2/02                      1,500             1,497(F)
      Kingdom of Morocco                            6.8125%          1/1/09                      6,000             5,460(D)
      Republic of Argentina Floating Rate Bond      6.75%            3/31/05                     4,700             4,412(D)
      Republic of Moldova                           9.875%           6/13/02                     1,250             1,277
      United Mexican States                         9.50%            7/16/01                       508               517
      United Mexican States                         11.375%          9/15/16                     3,500             3,934
                                                                                                                 -------
                                                                                                                  23,152
                                                                                                                 -------
      U.S. Government Obligations -- 8.5%
      United States Treasury Bonds                  6%               2/15/26         USD         5,000             4,475
      United States Treasury Bonds                  6.625%           2/15/27                     2,500             2,446
      United States Treasury Inflation-
        Indexed Security                            3.375%           1/15/07                     2,528             2,467(G)
      United States Treasury Notes                  6.375%           9/30/01                     4,000             4,001
                                                                                                                 -------
                                                                                                                  13,389
                                                                                                                 -------
      Total Long-term Debt Securities  (Identified Cost-- $124,630)                                              124,670
      ------------------------------------------------------------------------------------------------------------------
Short-Term Investments -- 17.8%

      Foreign Treasury Bill-Linked Securities(H) -- 2.1%
      Bankers Trust Company
        Ukranian OVGZ-Linked Note                     0%             7/11/97         USD         1,000             1,008
        Russian GKO-Linked Note                       0%             1/14/98                     2,500             2,350
                                                                                                                 -------
                                                                                                                   3,358
                                                                                                                 -------

Legg Mason Global Trust, Inc.

                                                                                                  Par              Value
---------------------------------------------------------------------------------------------------------------------------
      Repurchase Agreements -- 15.7%
      J.P. Morgan & Company, Inc.
        5.90%, dated 6/30/97, to be repurchased at $8,001
        on 7/1/97 (Collateral: $8,103 United States Treasury
        Notes, 5.50%, due 2/28/99, value $8,180)                                                $8,000           $ 8,000

      Lehman Brothers, Inc.
        6.10%, dated 6/30/97, to be repurchased at $8,001
        on 7/1/97 (Collateral: $8,097 Federal Home Loan
        Mortgage Corporation Mortgage-backed securities,
        7.50%, due 8/1/26, value $8,176)                                                         8,000             8,000

      Prudential Securities, Inc.
        5.94%, dated 6/30/97, to be repurchased at $8,001
        on 7/1/97 (Collateral: $8,359 Federal Home Loan
        Mortgage Corporation Mortgage-backed securities,
        7.00%, due 6/1/24, value $8,252)                                                         8,000             8,000

      State Street Bank and Trust Company, N.A.
        4.25%, dated 6/30/97, to be repurchased at $775
        on 7/1/97 (Collateral: $740 United States Treasury
        Bonds, 7.875%, due 11/15/07, value $803)                                                   775               775
                                                                                                                 -------
                                                                                                                  24,775
                                                                                                                 -------
      Total Short-Term Investments  (Identified Cost-- $28,111)                                                   28,133
      ------------------------------------------------------------------------------------------------------------------
      Total Investments-- 96.9%  (Identified Cost-- $152,741)                                                    152,803
      Other Assets Less Liabilities-- 3.1%                                                                         4,840
                                                                                                                 -------

     NET ASSETS CONSISTING OF:
      Accumulated paid-in capital applicable to 15,569
        shares outstanding                                                                    $157,451
      Overdistributions of net investment income                                                   (61)
      Accumulated net realized loss on investments and currency                                    (81)
      Unrealized depreciation of investments and currency transactions                             334
                                                                                              --------
      NET ASSETS-- 100.0%                                                                                       $157,643
                                                                                                                ========
      NET ASSET VALUE PER SHARE                                                                                   $10.13
                                                                                                                ========
------------------------------------------------------------------------------------------------------------------------

(A) Listed by currency denomination
(B) Illiquid Security -- A security that cannot be disposed of within seven days for approximately the price at which the Fund values it.
(C) Non-income producing -- Issuer is in default of interest and principal payments.
(D) Indexed Security -- The rate of interest earned on each security is tied to the London Interbank Offered Rate (LIBOR). The coupon rate for each is the rate as of June 30, 1997.
(E) Total maturity value is linked to the value of the indicated currency at maturity.
(F) Rule 144a Security -- A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional investors.
(G) United States Treasury Inflation-Indexed Securities -- U.S. Treasury Securities whose principal value is adjusted daily in accordance with changes to the Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.
(H) Total maturity value is linked to the value of the Treasury bills of the indicated country at maturity.

See notes to financial statements.

Statement of Net Assets
Legg Mason Global Trust, Inc.
June 30, 1997  (Unaudited)
(Amounts in Thousands)

International Equity Trust

                                                                                              Shares/Par            Value
---------------------------------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 95.9%

      Australia -- 2.9%
      Australia & New Zealand Bank Group Ltd.                                                    162               $ 1,213
      Boral Limited                                                                              558                 1,757
      Goodman Fielder Limited                                                                    404                   595
      Reinsurance Australia Corporation Limited                                                   53                   162
      Santos Limited                                                                             478                 2,010
      Southcorp Holdings Limited                                                                 232                   870
                                                                                                                   -------
                                                                                                                     6,607
                                                                                                                   -------
      Austria -- 1.2%
      Bohler-Uddeholm AG                                                                          10                   799
      OMV AG                                                                                      16                 2,024
                                                                                                                   -------
                                                                                                                     2,823
                                                                                                                   -------
      Belgium -- 2.9%
      Banque Bruxelles Lambert SA                                                                  2                   556
      Compagnie Belge de Participations Paribas SA                                                34                 1,465
      Cie Financiere Europeene et d'Outre-Mer SA                                                   3                   325
      Fortis AG                                                                                    2                   496
      Groupe Bruxelles Lambert SA                                                                  5                   905
      Kredietbank NV                                                                               1                   564
      Societe Generale de Belgique                                                                10                   887
      Solvay                                                                                       3                 1,473
                                                                                                                   -------
                                                                                                                     6,671
                                                                                                                   -------
      BRAZIL -- 1.9%
      Telecomunicacoes Brasileiras S/A ADR                                                        25                 3,839
      Usinas Siderurgicas de Minas Gerais S/A ADS                                                 56                   611(B)
                                                                                                                   -------
                                                                                                                     4,450
                                                                                                                   -------
      Chile -- 0.5%
      Companhia de Telecomucicacioes ADR                                                          33                 1,080
                                                                                                                   -------

      Denmark -- 2.1%
      Danisco A/S                                                                                  9                   563
      Den Danske Bank                                                                             12                 1,197
      FLS Industries A/S Manufactures                                                             38                 1,271
      Sophus Berendsen A/S                                                                         9                 1,337
      Superfos A/S                                                                                20                   491
                                                                                                                   -------
                                                                                                                     4,859
                                                                                                                   -------

Legg Mason Global Trust, Inc.

                                                                                              Shares/Par            Value
---------------------------------------------------------------------------------------------------------------------------
      Finland -- 1.2%
      Kemira OY                                                                                   17                $  163
      Kesko                                                                                       54                   754
      Outokumpu OY                                                                                43                   843
      The Rauma Group                                                                           N.M.                     5
      Rautaruukki OY                                                                              26                   273
      UPM-Kymmene Corporation                                                                     28                   638
                                                                                                                   -------
                                                                                                                     2,676
                                                                                                                   -------
      France -- 4.2%
      Assurances Generales de France                                                              15                   489
      Alcatel Alsthom                                                                             20                 2,480
      Bertrand Faure                                                                               9                   469
      Compagnie Francaise d'Etudes et de Construction Technip                                      4                   418
      Compagnie Generale de Geophysique SA                                                         4                   380(A)
      Compagnie Generale des Eaux                                                                 21                 2,691
      Compagnie Generale d'Industrie et de Participations                                          2                   483
      Moulinex                                                                                     9                   238(A)
      Rhone-Poulenc                                                                               39                 1,572
      Total SA                                                                                     3                   283
      Vallourec SA                                                                                 2                   140
                                                                                                                   -------
                                                                                                                     9,643
                                                                                                                   -------
      Germany -- 7.9%
      Bayerische Hypotheken-und Wechsel-Bank AG                                                   71                 2,130
      Commerzbank AG                                                                              97                 2,750
      Continental AG                                                                              82                 2,038
      Dresdner Bank AG                                                                            69                 2,394
      Deutsche Pfandbrief-und Hypothekenbank AG                                                    5                   276
      Deutsche Telekom AG                                                                         45                 1,078
      FAG Kugelfischer Georg Schaefer AG                                                          50                   932
      IWKA AG                                                                                      3                   916
      Schmalbach Lubeca AG                                                                         1                   292
      Thyssen AG                                                                                   5                 1,089
      Volkswagen AG                                                                                6                 4,293
                                                                                                                   -------
                                                                                                                    18,188
                                                                                                                   -------
      Greece -- N.M.
      Ergo Bank S.A.                                                                               1                    87
                                                                                                                   -------

      Hong Kong -- 7.3%
      Cathay Pacific Airways                                                                     439                   909
      Cheung Kong Holdings                                                                       325                 3,209
      Dah Sing Financial Group                                                                    52                   288

                                                                                              Shares/Par            Value
---------------------------------------------------------------------------------------------------------------------------
      Hong Kong -- Continued
      Dickson Concepts International Ltd.                                                        215                $  783
      Guoco Group Ltd.                                                                           208                 1,096
      FPB Bank Holding Company Limited                                                           408                   253
      Henderson Land Development Company Ltd.                                                    219                 1,943
      HKR International Ltd.                                                                     484                   672
      Hok Kwok Land                                                                              716                   236
      Hong Kong Telecommunications Ltd.                                                          183                   437
      HSBC Holdings plc                                                                           86                 2,572
      Innovative International Holdings                                                          698                   365
      Peregrine Investment Holdings Limited                                                      256                   527
      Sun Hung Kai Properties Ltd.                                                                39                   469
      Wing Hang Bank Ltd.                                                                        131                   790
      Wong's International Holdings Ltd.                                                         501                   194
      Wong's International Holdings Ltd. - Warrants                                              100                    10(A)
      Wheelock & Company, Ltd.                                                                   858                 2,110
                                                                                                                   -------
                                                                                                                    16,863
                                                                                                                   -------
      India -- 0.9%
      Great Eastern Shipping GDR                                                                  56                   452(A)
      Hindalco Industries Ltd. GDR                                                                24                   859
      India Cements Ltd. GDR                                                                      30                    96(A)
      Steel Authority of India Ltd. GDR                                                           43                   380(B)
      Tata Engineering & Locomotive Company Limited GDR                                           19                   288(A)
                                                                                                                   -------
                                                                                                                     2,075
                                                                                                                   -------
      Indonesia -- 0.7%
      PT Bank Internasional Indonesia                                                            575                   496
      PT Gudang Garam                                                                            122                   512
      PT Indocement Tunggal Prakarsa                                                             223                   346
      PT Mulia Industrindo                                                                       350                   184
                                                                                                                   -------
                                                                                                                     1,538
                                                                                                                   -------

      Ireland -- 2.1%
      Allied Irish Banks plc                                                                     289                 2,220
      Bank of Ireland                                                                            212                 2,323
      Irish Life Plc                                                                              67                   346
                                                                                                                   -------
                                                                                                                     4,889
                                                                                                                   -------
      Italy -- 2.9%
      Banca Popolare di Bergamo                                                                    2                    28
      Banca Nazionale del Lavoro                                                                  71                   613
      Stet Societa' Finanziaria Telefonica S.p.A.                                                547                 3,189
      Telecom Italia                                                                             904                 2,900
                                                                                                                   -------
                                                                                                                     6,730
                                                                                                                   -------

Legg Mason Global Trust, Inc.

                                                                                              Shares/Par            Value
---------------------------------------------------------------------------------------------------------------------------
      Japan -- 12.5%
      Canon Incorporated                                                                          48               $ 1,307
      Citizen Watch Company                                                                      181                 1,396
      Cosmo Oil Company                                                                            6                    29
      Daiichi Pharmaceutical Company Ltd.                                                         60                 1,057
      Daiwa Kosho Lease Company Ltd.                                                              77                   595
      Daiwa Securities Company Ltd.                                                              101                   797
      Eisai Company Ltd.                                                                        N.M.                     3
      Fuji Photo Film Company                                                                     29                 1,166
      Fujitsu Ltd.                                                                               111                 1,540
      Furukawa Electric                                                                          236                 1,501
      Hitachi Cable                                                                              105                   868
      Iwate (Bank of) Limited                                                                     18                 1,009
      Jaccs Company                                                                              105                   778
      Katokichi Company                                                                           16                   285
      Kishu Paper Company                                                                         54                   199
      Kitz Corporation                                                                             9                    37
      Konica Corporation                                                                         109                   695
      Kyudenko Corporation                                                                         4                    34
      Maruzen Showa Unyu Co.                                                                       6                    25
      Matsushita Electric Industrial Company                                                      27                   544
      Mitsubishi Materials Corporation                                                            68                   272
      Mitsui Trust & Banking                                                                     177                 1,335
      National House Industrial Co.                                                               33                   435
      NEC Corporation                                                                             41                   572
      Nichicon Corporation                                                                        43                   581
      Nichimen Corporation                                                                       111                   382
      Nippon Densetsu                                                                             21                   150
      Nippon Oil Company                                                                         238                 1,301
      Nippon Valqua Industries                                                                    40                   133
      NTN Corp.                                                                                   94                   526
      Onward Kashiyama Company Ltd.                                                               16                   265
      Ricoh Company                                                                              110                 1,440
      Rohm Company                                                                                14                 1,440
      Sanwa Shutter Corporation                                                                   92                   835
      Shikoku Electric Power                                                                      20                   344
      Sony Corporation                                                                            10                   872
      Sumitomo Electric Industries                                                                 3                    50
      Taiyo Yuden Co.                                                                             12                   198
      Takeda Chemical Industries                                                                  83                 2,332
      TDK Corporation                                                                             19                 1,394
      Yamaichi Securities Company                                                                 29                    86
                                                                                                                   -------
                                                                                                                    28,808
                                                                                                                   -------

                                                                                              Shares/Par            Value
---------------------------------------------------------------------------------------------------------------------------
      Malaysia -- 2.7%
      AFFIN Holdings Bhd                                                                         120                $  285
      AMMB Holdings Bhd                                                                           95                   590
      Arab Malaysian Corporation Berhad                                                          173                   644
      Edaran Otomobil Nasional                                                                    88                   750
      Malaysian Airline System Bhd                                                               112                   280
      Malayan Cement Bhd                                                                         280                   468
      Oriental Holdings Bhd                                                                       22                   166
      Rashid Hussain Bhd                                                                          88                   558
      Tan Chong Motor Holding Berhad                                                             974                 1,836
      UMW Holdings Bhd                                                                           113                   533
                                                                                                                   -------
                                                                                                                     6,110
                                                                                                                   -------
      Mexico -- 1.2%
      ALFA, S.A. de C.V.                                                                         312                 2,130
      Telefonos de Mexico SA                                                                     280                   670
                                                                                                                   -------
                                                                                                                     2,800
                                                                                                                   -------
      Netherlands -- 7.0%
      ABN Amro Holding N.V.                                                                       29                   544
      Aegon N.V.                                                                                  17                 1,162
      Ahrend Groep N.V.                                                                           10                   655
      Assurantiecomcern Stad Rotterdam N.V.                                                        5                   206
      DSM NV                                                                                      11                 1,047
      Fortis Amev NV                                                                               7                   323
      Hollandsche Beton Groep N.V.                                                                 2                   479
      ING Groep NV                                                                                42                 1,943
      Internatio - Muller NV                                                                      46                 1,435
      Kon Ten Cate NV                                                                              3                   182
      Koninklijke Boskalis Westminster N.V.                                                       50                   973
      Koninklijke Nedlloyd                                                                        26                   739
      Koninklijke Van Ommeren N.V.                                                                43                 1,681
      NBM-Amstelland N.V.                                                                         31                   834
      NBM-Amstelland N.V. - Coupons                                                               31                    19(A)
      Roto Smeets D Boerd                                                                         17                   834
      Volker Wessels Stevin N.V.                                                                  84                 2,368
      Twentsche Kabel Holding                                                                     11                   586
                                                                                                                   -------
                                                                                                                    16,010
                                                                                                                   -------
      New Zealand -- 2.0%
      Fletcher Challenge Energy                                                                  161                   486
      Fletcher Challenge Paper                                                                   322                   781
      Fletcher Challenge Forests                                                                  19                    28
      Telecom Corporation of New Zealand Limited                                                 669                 3,406
                                                                                                                   -------
                                                                                                                     4,701
                                                                                                                   -------

Legg Mason Global Trust, Inc.

                                                                                              Shares/Par            Value
---------------------------------------------------------------------------------------------------------------------------
      Norway -- 2.3%
      Aker RGI ASA                                                                                18                $  348
      Aker RGI ASA - B Shares                                                                      4                    62
      Den Norske Bank A/S                                                                        479                 1,876
      Elkem ASA                                                                                   17                   337
      Hafslund ASA                                                                                11                    59
      Kverneland ASA                                                                              14                   384
      Norsk Hydro AS                                                                              13                   680
      Nycomed ASA                                                                                 32                   461
      Saga Petroleum AS                                                                           57                 1,087
                                                                                                                   -------
                                                                                                                     5,294
                                                                                                                   -------
      Philippines -- 0.7%
      Fortune Cement Corp.                                                                       369                    90
      Philippine Long Distance Telephone Company                                                  49                 1,577
                                                                                                                   -------
                                                                                                                     1,667
                                                                                                                   -------
      Portugual -- 0.6%
      Portugal Telecom S.A.                                                                       37                 1,483
                                                                                                                   -------
      Singapore -- 2.3%
      DBS Land Limited                                                                           336                 1,062
      Jardine Strategic Holdings Ltd.                                                             84                   318
      Singapore Airlines Ltd.                                                                    127                 1,137
      United Overseas Bank Ltd.                                                                   31                   319
      Van Der Horst Ltd.                                                                         165                   304
      Wing Tai Holdings Ltd.                                                                     739                 2,130
                                                                                                                   -------
                                                                                                                     5,270
                                                                                                                   -------
      South Korea -- 0.5%
      Yukong Ltd.                                                                                 48                 1,165
                                                                                                                   -------
      Spain -- 2.8%
      Autopistas del Mare Nostrum SA                                                               5                    84
      Banco Bilbao Vizcaya                                                                        25                 2,022
      Banco Central Hispanoamericano                                                              10                   355
      Fuerazs Electricas de Cataluna, SA                                                          49                   464
      Iberdrola S.A.                                                                             140                 1,762
      Tabacalera SA                                                                                2                    81
      Union Electrica Fenosa SA                                                                  186                 1,689
                                                                                                                   -------
                                                                                                                     6,457
                                                                                                                   -------
      Sweden -- 1.9%
      Granges AB                                                                                  12                   161(A)
      Mo och Domsjo AB                                                                            15                   484
      Volvo AB                                                                                   139                 3,725
                                                                                                                   -------
                                                                                                                     4,370
                                                                                                                   -------

                                                                                              Shares/Par            Value
---------------------------------------------------------------------------------------------------------------------------
      Switzerland -- 9.2%
      Alusuisse-Lonza Holding AG                                                                   2               $ 1,690
      Ascom Holding AG                                                                           N.M                   461(A)
      Credit Suisse Holding AG                                                                    11                 1,387
      Danzas Holding AG                                                                            1                   156
      Georg Fischer AG                                                                             1                   987
      Holderbank Financiere Glarus AG                                                              2                 2,064
      Kuoni Reisen Holdings AG                                                                     1                 2,226
      Rieter Holdings Ltd.                                                                         1                   469
      Schweizerische Bankgesells                                                                   3                 3,283
      Schweizerische Bankverein                                                                   12                 3,156(A)
      Schweizerische Ruckvericherungs-Gesellschaft                                                 2                 3,239
      Swissair AG                                                                                  1                   639(A)
      Valora Holdings AG                                                                           7                 1,444
                                                                                                                   -------
                                                                                                                    21,201
                                                                                                                   -------
      Thailand -- 0.9%
      Bangkok Bank Company Ltd.                                                                  225                 1,546
      Charoen Pokphand Feedmill Public Company Limited                                            45                   118
      Siam Cement Public Company Limited                                                          15                   265
      TelecomAsia Corporation                                                                    106                   127(A)
                                                                                                                   -------
                                                                                                                     2,056
                                                                                                                   -------
      Turkey -- 0.1%
      Yapi Kredi Bank                                                                         11,420                   261
      Yapi Kredi Bank - Rights                                                                 3,961                    38(A)
                                                                                                                   -------
                                                                                                                       299
                                                                                                                   -------
      United Kingdom -- 10.5%
      Abbey National                                                                              26                   350
      Anglian Water plc                                                                           99                 1,080
      Asda Group plc                                                                             237                   489
      Barclays PLC                                                                                39                   772
      Bass PLC                                                                                   131                 1,603
      British Aerospace PLC                                                                       72                 1,609
      British Airways plc                                                                         82                   938
      British Telecommunications plc                                                              98                   726
      Burton Group plc                                                                           575                 1,125
      Daily Mail and General Trust                                                                 5                   129
      General Electric                                                                            84                   499
      Ladbroke Group plc                                                                         263                 1,034
      Lloyds TSB Group plc                                                                       511                 5,256
      Marley PLC                                                                                 573                 1,183
      Misys plc                                                                                   19                   423
      PowerGen plc                                                                                33                   395
      Prudential Corporation                                                                     232                 2,271

Legg Mason Global Trust, Inc.

                                                                                              Shares/Par            Value
--------------------------------------------------------------------------------------------------------------------------
      United Kingdom -- Continued
      Royal & Sun Alliance Insurance Group plc                                                    29              $    217
      Scottish & Newcastle PLC                                                                   103                 1,106
      Thames Water plc                                                                           205                 2,353
      W.H. Smith Group plc                                                                        98                   589
                                                                                                                  --------
                                                                                                                    24,147
                                                                                                                  --------
      Total Common Stocks and Equity Interests  (Identified Cost-- $184,342)                                       221,017
--------------------------------------------------------------------------------------------------------------------------
Preferred Stock--0.7%
      Brazil -- 0.5%
      Companhia de Tecidos Notre Minas                                                           700                   273
      Telecomunicacoes Brasileiras                                                             5,200                   789
                                                                                                                  --------
                                                                                                                     1,062
                                                                                                                  --------
      Italy -- 0.2%
      IFI Istituto Finanziario                                                                    41                   515
                                                                                                                  --------
      United Kingdom -- N.M.
      Wessex Water plc                                                                            14                    12
                                                                                                                  --------
      Total Preferred Stocks  (Identified Cost-- $1,383)                                                             1,589
--------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement  -- 3.2%
      Prudential Securities, Inc.
         5.94%, dated 6/30/97, to be repurchased at $7,401
         on 7/1/97 (Collateral: $8,219 Federal Home Loan
         Mortgage Corporation Mortgage-backed securities,
         7.00%, due 12/1/25, value $8,111)
         (Identified Cost-- $7,400)                                                          $7,400                  7,400
--------------------------------------------------------------------------------------------------------------------------
      Total Investments-- 99.8%  (Identified Cost-- $193,125)                                                      230,006
      Other Assets Less Liabilities-- 0.2%                                                                             347
                                                                                                                  --------
      NET ASSETS CONSISTING OF:
      Accumulated paid-in capital applicable to 16,761 shares outstanding                   $189,621
      Undistributed net investment income                                                        874
      Undistributed net realized gain on investments and currency transactions                 2,988
      Unrealized appreciation of investments and currency transactions                        36,870
                                                                                            --------
      NET ASSETS -- 100.0%                                                                                        $230,353
                                                                                                                  ========
      NET ASSET VALUE PER SHARE                                                                                     $13.74
                                                                                                                  ========
--------------------------------------------------------------------------------------------------------------------------

(A) Non-income producing

(B) Rule 144a Security -- A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional investors.
N.M. Not meaningful

See notes to financial statements.

Statement of Net Assets
Legg Mason Global Trust, Inc.
June 30, 1997  (Unaudited)
(Amounts in Thousands)

Emerging Markets Trust

                                                                                              Shares/Par             Value
---------------------------------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 84.4%
      Argentina -- 2.8%
      Banco Frances del Rio de la Plata S.A.                                                      33                $  360
      IRSA Inversiones y Representaciones S.A.                                                   132                   578
      Quilmes Industrial SA (ADR)                                                                 24                   277
      Siderca S.A.                                                                               217                   561
                                                                                                                    ------
                                                                                                                     1,776
                                                                                                                    ------
      Brazil -- 10.5%
      Brazil Realty S.A. GDS                                                                      16                   394(B)
      Centrais Electricas Braseiras S/A                                                        2,053                 1,148
      Companhia de Eletricidade do Estado da Bahia                                             5,270                   485(A)
      Companhia Paulista de Forca e Luz                                                        1,800                   303(A)
      Companhia Siderurgica Nacional                                                          11,190                   369
      Light - Servicos de Eletricidade S/A                                                     1,065                   530
      Lojas Arapua SA GDR                                                                          2                    28(B)
      Multicanal Participacoes S.A. ADR                                                            9                   117
      Telecomunicacoes Brasileiras S/A ADR                                                         9                 1,293
      Telecomunicacoes Brasileiras S/A                                                         9,847                 1,335(A)
      Uniao de Bancos Brasileiros SA GDS                                                          14                   527(A)
                                                                                                                    ------
                                                                                                                     6,529
                                                                                                                    ------
      Chile -- 2.6%
      Banco Santander Chile ADR                                                                   13                   187
      Chilectra S.A. ADR                                                                          15                   439
      CIA de Telecomunicaciones de Chile S.A. ADR                                                 13                   439
      Sociedad Quimica y Minera de Chile ADR                                                       9                   582
                                                                                                                    ------
                                                                                                                     1,647
                                                                                                                    ------
      China -- 4.1%
      Beijing Datang Power                                                                       300                   138(A)
      Bengang Steel Plates Co., Ltd.                                                             700                   217(A)
      Brilliance China Automotive Holdings, Ltd.                                                  60                   615
      China International Marine Containers Ltd.                                                  50                    59(A)
      Guangdong Electric Power Development Co., Ltd.                                             150                   123
      Guangdong Kelon Electric Holding                                                           150                   143
      Heilongjiang Electric Power Co. Ltd.                                                       120                    96
      Huaneng Power International, Inc. ADR                                                       10                   265(A)
      Huaxin Cement Co. Ltd.                                                                     560                   103(A)
      Inner Mongolia Erdos Cashmere Products Co. Ltd.                                            298                   250
      Jiangxi Copper Company Ltd.                                                                500                   137(A,B)
      Shandong Huaneng Power Company Ltd. ADR                                                     22                   241
      Shenzhen Expressway Company Limited                                                        300                    82(A,B)
      Shenzhen Konka Electronics Group Limited                                                    50                    74
                                                                                                                    ------
                                                                                                                     2,543
                                                                                                                    ------

Legg Mason Global Trust, Inc.

                                                                                              Shares/Par             Value
---------------------------------------------------------------------------------------------------------------------------
      Colombia -- 1.1%
      Banco Industrial Colombiano  ADR                                                            18                $  328
      Cementos Diamante S.A. ADR                                                                  28                   351(A,B)
                                                                                                                    ------
                                                                                                                       679
                                                                                                                    ------
      Croatia -- 0.8%
      Zagrebacka Banka GDR                                                                        15                   486(B)
                                                                                                                    ------
      Czech Republic -- 0.4%
      SPT Telecom a.s.                                                                             1                   144(A)
      Tabak a.s.                                                                                   1                   129
                                                                                                                    ------
                                                                                                                       273
                                                                                                                    ------
      Egypt -- 1.9%
      Al-Ahram Beverages Co. GDR                                                                  11                   215(A,B)
      Commercial International Bank Egypt GDR                                                     14                   281(B)
      Egypt International Pharmaceuticals                                                          3                   198
      Egypt Investment Company Ltd.                                                               15                   219(A,B)
      International Food Egypt                                                                     5                    91(A)
      Misr International Bank, GDR                                                                12                   208(A)
                                                                                                                    ------
                                                                                                                     1,212
                                                                                                                    ------
      Greece -- 1.9%
      Athens Medical Care S.A.                                                                    22                   173(A)
      Attica Enterprises S.A.                                                                     20                   193
      Hellenic Telecommunication Organization S.A.                                                17                   406
      Hellenic Telecommunication Organization S.A. - Rights                                       17                     2(A)
      Intracom S.A.                                                                                4                   198
      National Bank of Greece S.A.                                                                 2                   214
                                                                                                                    ------
                                                                                                                     1,186
                                                                                                                    ------
      Hong Kong -- 3.3%
      Cheung Kong (Holdings) Ltd.                                                                 18                   178
      China Pharmaceutical Enterprise and Investment Corporation Limited                       1,155                   191
      China Resources Enterprise Limited                                                          80                   392
      Citic Pacific Ltd.                                                                          22                   137
      Guangdong Investment Ltd.                                                                  180                   271
      Guangdong Investment Ltd. - Rights                                                         180                     8(A)
      Hang Seng Bank Limited                                                                      10                   143
      New World Development Company Ltd.                                                          20                   119
      Pacific Ports Company Ltd.                                                                 500                   100(A)
      Sa Sa International Holdings Limited                                                        50                    16(A)
      Shanghai Industrial Holdings Limited                                                        40                   249
      Tingyi (Cayman Islands) Holding Co.                                                      1,140                   284
                                                                                                                    ------
                                                                                                                     2,088
                                                                                                                    ------

                                                                                              Shares/Par             Value
---------------------------------------------------------------------------------------------------------------------------
      Hungary -- 1.4%
      BorsodChem Rt.                                                                               9                $  373
      Graboplast Rt.                                                                               3                   145
      Gyogyszergyarszolgaltatasi Resz. (EGIS Rt.)                                                  2                   128
      Zalakeramia Rt. GDR                                                                         33                   256(A,B)
                                                                                                                    ------
                                                                                                                       902
                                                                                                                    ------
      India -- 4.9%
      Hindalco Industries Ltd. GDR                                                                10                   350
      India Access                                                                                25                   288(A)
      Larsen & Toubro Ltd. GDS                                                                    15                   254(A)
      Reliance Industries GDR                                                                     35                   805(A)
      State Bank of India GDR                                                                     14                   358(A)
      Tata Engineering & Locomotive Co. Ltd. GDR                                                  11                   161(A,B)
      Tata Engineering & Locomotive Co. Ltd. GDR                                                  15                   235(A)
      Videsh Sanchar Nigam Ltd. GDR                                                               29                   596(B)
                                                                                                                    ------
                                                                                                                     3,047
                                                                                                                    ------
      Indonesia -- 2.6%
      PT Bank Internasional Indonesia                                                            446                   385
      PT Bank Internasional Indonesia - Warrants                                                  29                    11(A)
      PT Hanjaya Mandala Sampoerna                                                                57                   217
      PT Lippo Bank                                                                              290                   298
      PT Matahari Putra Prima                                                                    130                   262
      PT Semen Gresik                                                                            120                   269
      PT Telekomunikasi Indonesia                                                                100                   164(A)
                                                                                                                    ------
                                                                                                                     1,606
                                                                                                                    ------
      Israel -- 2.0%
      Agis Industries Limited                                                                     15                   158
      Bank Leumi Le - Israel                                                                      83                   125
      Formula Systems (1985) Ltd.                                                                  8                   137(A)
      Israel Chemicals Limited                                                                   120                   141(A)
      Makhteshim Chemical Works Limited                                                           23                   153
      NICE - Systems Ltd. ADR                                                                      6                   176(A)
      Orbotech, Ltd.                                                                               5                   159
      Teva Pharmaceutical Industries Ltd. ADR                                                      3                   168
                                                                                                                    ------
                                                                                                                     1,217
                                                                                                                    ------
      Malaysia -- 8.6%
      Affin Holdings Berhad                                                                       90                   214
      Arab Malaysian Finance Berhad                                                              156                   331
      Asas Dunia Berhad                                                                           32                   103
      Carlsberg Brewery Malaysia BHD                                                              45                   232
      DCB Holdings Berhad                                                                         73                   231(A)
      IJM Corporation Bhd                                                                         75                   157

Legg Mason Global Trust, Inc.

                                                                                              Shares/Par             Value
---------------------------------------------------------------------------------------------------------------------------
      Malaysia -- Continued
      Malayan Banking BHD                                                                         53                $  556
      Malayan Cement Bhd                                                                         133                   222
      New Straits Times Press Bhd.                                                                43                   252
      Oriental Holdings Berhad                                                                    29                   218
      Rashid Hussain Bhd                                                                          29                   181
      Road Builder Holdings Bhd                                                                   51                   241
      Rothmans of Pall Mall (Malaysia) Berhad                                                     34                   334
      Sime Darby Bhd                                                                              77                   256
      Sime UEP Properties Berhad                                                                 101                   218
      Star Publications (Malaysia)                                                                72                   308
      Tanjong PLC                                                                                 88                   303
      Telekom Malaysia Bhd                                                                        55                   257
      Tenaga Nasional Berhad                                                                     108                   526
      UMW Holdings Berhad                                                                         48                   226
                                                                                                                    ------
                                                                                                                     5,366
                                                                                                                    ------
      Mexico -- 9.2%
      ALFA, S.A. de C.V.                                                                          71                   485
      Biper S.A. de C.V.                                                                         910                   355(A)
      Carso Global Telecom                                                                       133                   536
      Corporation GEO, S.A. de C.V.                                                               85                   491(A)
      Desc S.A. de C.V. (Series B)                                                                72                   528
      Desc S.A. de C.V. (Series C)                                                              N.M.                     3
      Empaques Ponderosa, S.A. de C.V.                                                           315                   260
      Fomento Economico Mexicana, SA de C.V.                                                      70                   417
      Grupo Financiero Banamex Accival, SA de CV                                                  55                   141(A)
      Grupo Industrial Maseca SA de CV                                                           354                   387
      Organizacion Soriana SA de CV                                                              220                   551
      Pepsi-Gemex S.A. ADR                                                                        42                   525
      Telefonos de Mexico SA                                                                     237                   567
      Tubos de Acero de Mexico SA ADR                                                             28                   522(A)
                                                                                                                    ------
                                                                                                                     5,768
                                                                                                                    ------
      Namibia -- 0.7%
      Namibian Minerals Corporation                                                              104                   455(A)
                                                                                                                    ------
      Peru -- 0.9%
      Telfonica del Peru S.A. ADR                                                                 21                   550
                                                                                                                    ------
      Philippines -- 2.2%
      Belle Corporation                                                                        1,031                   301(A)
      Fil-Estate Land, Inc.                                                                      600                   175
      Manila Electric Company                                                                     25                   125
      Metropolitan Bank & Trust Company                                                            9                   191
      Philippine Long Distance Telephone Company                                                  11                   342

                                                                                              Shares/Par             Value
---------------------------------------------------------------------------------------------------------------------------
      Philippines -- Continued
      SM Prime Holdings                                                                          240               $    71
      Southeast Asia Cement Holdings, Inc.                                                     3,216                   156(A)
                                                                                                                   -------
                                                                                                                     1,361
                                                                                                                   -------
      Poland -- 2.1%
      ARGOS Holding S.A.                                                                           8                   200(A)
      Bank Handlowy W. Warszawie                                                                  60                   692(A)
      NFI Hetman S.A.                                                                             11                    41(A)
      NFI Jedenasty S.A.                                                                          14                    39(A)
      NFI Octave S.A.                                                                             15                    41(A)
      NFI Progress S.A.                                                                           14                    42(A)
      NFI Trezeci S.A.                                                                            16                    47(A)
      NFI Zachodni S.A.                                                                           13                    41(A)
      Sokolowskie Zaklady Miesne S.A.                                                            110                   154
                                                                                                                   -------
                                                                                                                     1,297
                                                                                                                   -------
      Portugal -- 1.4%
      Cimpor Cimentos de Portugal S.A.                                                             15                  350
      Colep -- Companhia Portuguesa de Embalagens                                                  17                  270(A)
      Portugal Telecom S.A.                                                                        7                   262
                                                                                                                   -------
                                                                                                                       882
                                                                                                                   -------
      Russia -- 1.5%
      Lukoil Holding ADR                                                                           4                   343
      Taftneft ADR                                                                                 6                   607(A,B)
                                                                                                                   -------
                                                                                                                       950
                                                                                                                   -------
      Slovenia -- 0.7%
      Blagovno Trgovinski Center's GDR                                                            25                   240(A,B)
      SKB Banka GDR                                                                                6                   186(A,B)
                                                                                                                   -------
                                                                                                                       426
                                                                                                                   -------
      South Africa -- 3.6%
      Anglo American Corporation of South Africa Ltd.                                              3                   199
      Barlow Limited                                                                              12                   131
      De Beers Centenary AG                                                                        5                   166
      Gencor Limited                                                                              53                   245
      Nedcor Limited                                                                               6                   122
      Rembrandt Group Limited                                                                     15                   160
      Sasol Limited                                                                               18                   240
      Southern Africa Fund, Inc.                                                                  55                   969
                                                                                                                   -------
                                                                                                                     2,232
                                                                                                                   -------

Legg Mason Global Trust, Inc.

                                                                                              Shares/Par             Value
---------------------------------------------------------------------------------------------------------------------------
      South Korea -- 3.8%
      Cho Hung Bank GDR                                                                           16                $  115(A,B)
      Dong-Ah Construction Industrial Company EDR                                               N.M.                     3(A)
      Dong-Ah Construction Industrial Company EDR                                                  4                    35(A)
      Dong-Ah Construction Industrial Company EDR                                                  6                    59(A)
      Hana Bank GDR                                                                               17                   248(A)
      Kookmin Bank Ltd. GDS                                                                       17                   369(B)
      Kookmin Bank Ltd.                                                                            7                    97(A)
      Korea Electric Power Corporation ADR                                                        11                   206
      Korea Electric Power Corporation                                                            10                   298
      Korea Fund                                                                                   3                    49
      Pohang Iron & Steel Company Ltd.                                                             3                   185
      SK Telecom Co. Ltd.                                                                       N.M.                    67
      SK Telecom Co. Ltd. ADR                                                                     20                   201
      Samsung Electronics Co.                                                                      1                    86
      Yukong Ltd. GDR                                                                             27                   155(B)
      Yukong Ltd. GDR                                                                             36                   201
                                                                                                                    ------
                                                                                                                     2,374
                                                                                                                    ------
      Taiwan -- 2.7%
      Asia Cement Corporation GDS                                                                 17                   261(B)
      Asustek Computer Inc. GDR                                                                   22                   249
      China Steel GDR                                                                             14                   298(B)
      Evergreen Marine Corporation                                                                11                   181(A,B)
      President Enterprises GDR                                                                    9                   158(A)
      Teco Electric & Machinery GDR                                                               18                   357(A,B)
      Yang Ming Marine Transport GDR                                                              13                   155(A,B)
                                                                                                                    ------
                                                                                                                     1,659
                                                                                                                    ------
      Thailand -- 3.5%
      Bangkok Bank Public Company Limited                                                         46                   314
      Electricity Generating Public Company Limited                                              160                   392
      K.R. Precision Public Company Limited                                                       31                   223
      PTT Exploration & Production Public Company Limited                                         26                   372
      Siam Cement Public Company Limited                                                          18                   311
      Siam Makro Public Company Ltd.                                                             182                   498
      Thai Farmers Bank Public Company Limited                                                    13                    55
                                                                                                                    ------
                                                                                                                     2,165
                                                                                                                    ------
      Turkey -- 1.4%
      Aksigorta                                                                                1,876                   119
      Aselsan Askeri Elektronik A.S.                                                           1,968                   136
      Baticim Bati Anadolu Cimento Sanayii A.S.                                                1,341                   149

                                                                                              Shares/Par             Value
---------------------------------------------------------------------------------------------------------------------------
      Turkey -- Continued
      Dogan Sirketler Grubu Holding A.S.                                                       3,926                $  100(A)
      Hurriyet Gazetecilik ve Matbaacilik A.S.                                                 1,597                    97
      Sasa Sun'i Sentetik ve Elyaf                                                             3,724                   170
      Turkiye Garanti Bankasi A.S.                                                               750                    28
      Turkiye Garanti Bankasi A.S. - Coupons                                                   1,353                    33(A)
      Yapi ve Kredi Bankasi A.S.                                                               1,734                    40
      Yapi ve Kredi Bankasi A.S. - Coupons                                                     1,426                    14(A)
                                                                                                                    ------
                                                                                                                       886
                                                                                                                    ------
      United States -- 0.4%
      ECI Telecommunications Limited                                                               5                   152
      Electric Fuel Corporation                                                                   17                   110
                                                                                                                    ------
                                                                                                                       262
                                                                                                                    ------
      Venezuela -- 1.1%
      Compania Anonima Nacional Telefonos de Venezuela ADS                                        15                   656
                                                                                                                    ------
      Zimbabwe -- 0.3%
      Meikles Africa Limited                                                                      85                   210(A)
                                                                                                                    ------
      Total Common Stocks and Equity Interests  (Identified Cost-- $45,935)                                         52,690
      ---------------------------------------------------------------------------------------------------------------------
Preferred Shares -- 9.3%
      Brazil -- 9.3%
      Bompreco Supermercados Nordeste GDR                                                         14                   373(B)
      Companhia de Tecidos Norte de Minas-Coteminas                                              620                   242
      Companhia Energetica de Minas ADR                                                            7                   347
      Companhia Paranaense de Energia-Copel                                                   30,000                   557(A)
      Companhia Riogrand Telecom                                                                 320                   485
      Ericsson Telecomunicacoes S/A                                                            9,300                   553(A)
      Gerdau SA                                                                                4,872                    88(A)
      Itausa Investimentos Itau S/A                                                              598                   550(A)
      Lojas Arapua, SA                                                                        13,900                   226
      Petroleo Brasileiro S/A                                                                  2,230                   619
      Sadia - Concordia S/A Industria E Comercio                                                 440                   458
      Siderurgica Riograndense S/A                                                             3,000                   114(A)
      Telecomunicacoes Brasileiras S/A ADR                                                     3,561                   540
      Telecomunicacoes de Minas Gerais                                                         3,439                   609
      Uniao de Bancos Brasileiros SA                                                             706                    26
                                                                                                                    ------
      Total Preferred Shares  (Identified Cost -- $4,527)                                                             5,787
      ---------------------------------------------------------------------------------------------------------------------
Convertible Bonds -- 0.6%
      China -- 0.3%
      Qingling Motors Company Ltd., 3.5%, 1/22/02                                              $ 200                   196
                                                                                                                    ------

Legg Mason Global Trust, Inc.

                                                                                            Shares/Par               Value
---------------------------------------------------------------------------------------------------------------------------
      Malaysia -- N.M.
      AMMB Holdings Bhd, 7.5%, 5/8/02                                                          $ 255               $     1(A)
      ARAB Malaysia Financial BHD, 7.5%, 5/22/02                                                  56                    20(A)
                                                                                                                   -------
                                                                                                                        21
                                                                                                                   -------
      Taiwan -- 0.3%
      Far Eastern Department Stores, 3.00%, 7/6/01                                               140                   152
                                                                                                                   -------
      Total Convertible Bonds  (Identified Cost-- $469)                                                                369
      ---------------------------------------------------------------------------------------------------------------------
Repurchase Agreement -- 5.1%
      Prudential Securities, Inc.
        5.94%, dated 6/30/97, to be repurchased at
        $3,155 on 7/1/97 (Collateral: $3,656
        Federal National Mortgage Association
        Mortgage-backed securities, 7.00%, due
        4/1/26, value $3,603)
        (Identified Cost-- $3,154)                                                             3,154                 3,154
      ---------------------------------------------------------------------------------------------------------------------
      Total Investments-- 99.4%  (Identified Cost-- $54,085)                                                        62,000
      Other Assets Less Liabilities-- 0.6%                                                                             395
                                                                                                                   -------
      NET ASSETS CONSISTING OF:
      Accumulated paid-in capital applicable to 4,902 shares outstanding                     $53,998
      Overdistributions of net investment income                                                 (86)
      Undistributed net realized gain on investments and currency transactions                   569
      Unrealized appreciation of investments and currency transactions                         7,914
                                                                                             -------
      NET ASSETS-- 100.0%                                                                                          $62,395
                                                                                                                   =======
      NET ASSET VALUE PER SHARE                                                                                     $12.73
                                                                                                                    ======
---------------------------------------------------------------------------------------------------------------------------

(A) Non-income producing

(B) Rule 144a Security -- a security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers.
N.M. Not meaningful

See notes to financial statements.

Statements of Operations
Legg Mason Global Trust, Inc.
(Amounts in Thousands)  (Unaudited)

                                                                                       Six Months Ended 6/30/97
                                                                              -----------------------------------------
                                                                                Global       International     Emerging
                                                                              Government        Equity          Markets
                                                                                 Trust           Trust           Trust
-----------------------------------------------------------------------------------------------------------------------
Investment Income:
      Interest                                                                 $ 5,936         $   138          $  102
      Dividends                                                                     --           3,355             475
          Less: Foreign tax expense                                                (14)           (397)            (29)
                                                                               -------         -------          ------
          Total income                                                           5,922           3,096             548
                                                                               -------         -------          ------
Expenses:
      Management fee                                                               588             716             207
      Distribution and service fees                                                588             955             207
      Custodian fee                                                                157             207             107
      Transfer agent and shareholder servicing expense                              55             104              31
      Audit and legal fees                                                          41              29              32
      Reports to shareholders                                                       16              28               8
      Registration fees                                                              3              28              19
      Organization expense                                                          13               7               7
      Other expenses                                                                 5               9               2
      Directors' fees                                                                3               3               3
                                                                               -------         -------          ------
                                                                                 1,469           2,086             623
          Less fees waived                                                          --              --            (107)
                                                                               -------         -------          ------
          Total expenses, net of waivers                                         1,469           2,085             516
                                                                               -------         -------          ------
      NET INVESTMENT INCOME                                                      4,453           1,010              32
                                                                               -------         -------          ------
Net Realized and Unrealized Gain (Loss) on Investments:
      Realized gain (loss) on:
          Investments                                                           (1,987)          1,394             626
          Foreign currency transactions                                          1,957            (164)            (46)
                                                                               -------         -------          ------
                                                                                   (30)          1,230             580
                                                                               -------         -------          ------
      Change in unrealized appreciation of:
        Investments, options, and futures                                       (4,871)         24,073           6,733
        Assets and liabilities denominated in foreign currencies                   (25)              6              (1)
                                                                               -------         -------          ------
                                                                                (4,896)         24,079           6,732
                                                                               -------         -------          ------
      NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                    (4,926)         25,309           7,312
-----------------------------------------------------------------------------------------------------------------------
      CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                           $  (473)        $26,319          $7,344
-----------------------------------------------------------------------------------------------------------------------

      See notes to financial statements.

Statements of Changes in Net Assets
Legg Mason Global Trust, Inc.
(Amounts in Thousands)

                                                          Global                International             Emerging
                                                        Government                 Equity                  Markets
                                                           Trust                    Trust                   Trust
                                                 -----------------------   ----------------------  ------------------------
                                                 Six Months       Year     Six Months      Year    Six Months     Year
                                                    Ended         Ended       Ended        Ended      Ended       Ended
                                                   6/30/97      12/31/96     6/30/97     12/31/96    6/30/97    12/31/96(A)
---------------------------------------------------------------------------------------------------------------------------
                                                 (Unaudited)               (Unaudited)             (Unaudited)
Change in Net Assets:
      Net investment income                       $  4,453     $  8,899    $  1,010     $    261     $    32     $   (57)
      Net realized gain (loss) on
        investments, options, futures
        and foreign currency transactions              (30)         724       1,230        6,713        580          (13)
      Change in unrealized appreciation of
        investments and assets and liabilities
        denominated in foreign currencies           (4,896)       2,457      24,079       10,954      6,732        1,182
      ---------------------------------------------------------------------------------------------------------------------
      Change in net assets resulting
        from operations                               (473)      12,080      26,319       17,928      7,344        1,112
      Distributions to shareholders:
        From net investment income                  (4,045)      (9,293)         --         (620)        --          (59)
        From net realized gain on investments           --       (1,528)         --       (4,209)        --           --
      Change in net assets from
        Fund share transactions                        612        6,336      36,108       88,880     33,845       20,152
      ---------------------------------------------------------------------------------------------------------------------
      Change in net assets                          (3,906)       7,595      62,427      101,979     41,189       21,205

Net Assets:
      Beginning of period                          161,549      153,954     167,926       65,947     21,206            1
      ---------------------------------------------------------------------------------------------------------------------
      End of period                               $157,643     $161,549    $230,353     $167,926    $62,395      $21,206
      ---------------------------------------------------------------------------------------------------------------------
      Under/(over) distributions
        of net investment income                  $    (61)    $   (469)   $    874     $   (136)   $   (86)     $  (118)
      ---------------------------------------------------------------------------------------------------------------------

      (A) For the period May 28, 1996 (commencement of operations) to December 31, 1996.

      See notes to financial statements.

Financial Highlights
Legg Mason Global Trust, Inc.

           Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                                  Investment Operations                      Distributions From:
                                        ------------------------------------------  -------------------------------------
                                                     Net Realized and
                                                      Unrealized Gain
                                                    (Loss) on Invest-                                          In Excess
                            Net Asset      Net       ments, Options,      Total                    Net          of Net
                             Value,     Investment     Futures and         From        Net       Realized      Realized
                            Beginning     Income     Foreign Currency   Investment  Investment    Gain on       Gain on
                            of Period     (Loss)       Transactions     Operations    Income    Investments   Investments
-------------------------------------------------------------------------------------------------------------------------
Global Government Trust
       Six Months Ended
       June 30, 1997*        $10.41      $ .29           $(.31)           $(.02)     $ (.26)      $  --         $  --
       Years Ended Dec. 31,
       1996                   10.33        .59             .21              .80        (.62)       (.10)           --
       1995                    9.54        .63(A)         1.32             1.95       (1.16)         --            --
       1994                   10.27        .57(A)         (.71)            (.14)       (.59)         --            --
       1993(D)                10.00        .36(A)          .31              .67        (.36)       (.04)           --

International Equity Trust
       Six Months Ended
       June 30, 1997*        $12.09      $ .06(B)        $1.59            $1.65      $   --       $  --         $  --
       Year Ended Dec. 31,
       1996                   10.70        .02(B)         1.74             1.76        (.05)       (.32)           --
       1995(E)                10.00        .04(B)          .77              .81        (.04)         --          (.07)

Emerging Markets Trust
       Six Months Ended
       June 30, 1997*        $10.51      $ .04(C)        $2.18            $2.22      $   --       $  --         $  --
       Year Ended Dec. 31,
       1996(F)                10.00       (.03)(C)         .57              .54        (.03)         --            --

                                                                               Ratios/Supplemental Data
                                                            -----------------------------------------------------------------------


                                                                                       Net
                                                  Net Asset                        Investment              Average     Net Assets,
                                                    Value,            Expenses    Income (Loss) Portfolio Commission     End of
                                        Total       End of  Total    to Average     to Average  Turnover     Rate        Period
                                    Distributions   Period  Return   Net Assets     Net Assets    Rate      Paid(G)  (in thousands)
-----------------------------------------------------------------------------------------------------------------------------------
Global Government Trust
       Six Months Ended
       June 30, 1997*                 $ (.26)      $10.13   (.27)%(H)   1.87%(I)   5.68%(I)      176%(I)    $   --      $157,643
       Years Ended Dec. 31,
       1996                             (.72)       10.41   8.22%       1.86%      5.80%         172%           --       161,549
       1995                            (1.16)       10.33  20.80%       1.81%(A)   5.72%(A)      169%           --       153,954
       1994                             (.59)        9.54  (1.40)%      1.34%(A)   5.71%(A)      127%           --       145,415
       1993(D)                          (.40)       10.27   6.76%(H)     .27%(A,I) 5.41%(A,I)    128%(I)        --       161,072

International Equity Trust
       Six Months Ended
       June 30, 1997*                 $   --       $13.74  13.65%(H)    2.19%(I)   1.06%(I)       45%(I)    $.0109      $230,353
       Year Ended Dec. 31,
       1996                             (.37)       12.09  16.49%       2.25%(B)    .21%(B)       83%        .0083       167,926
       1995(E)                          (.11)       10.70   8.11%(H)    2.25%(B,I)  .52%(B,I)     58%(I)        --        65,947

Emerging Markets Trust
       Six Months Ended
       June 30, 1997*                 $   --       $12.73  21.12%(H)    2.50%(C,I)  .15%(C,I)     50%(I)    $.0056      $ 62,395
       Year Ended Dec. 31, 1996(F)      (.03)       10.51   5.40%(H)    2.50%(C,I) (.68)%(C,I)    46%(I)     .0061        21,206

------------
(A) Net of fees waived and reimbursements made by the manager for expenses in excess of voluntary expense limitations of 0.2% until September 30, 1993; 0.35% until December 31, 1993; 0.5% until January 31, 1994; 0.7% until February 28, 1994; 0.9% until March 31, 1994; 1.1% until April 30, 1994;
    1.3% until May 31, 1994; 1.5% until June 30, 1994; 1.7% until July 31, 1994;
    and 1.9% indefinitely.
(B) Net of fees waived and/or expenses reimbursed pursuant to a voluntary expense limitation of 2.25%.
(C) Net of fees waived and/or expenses reimbursed pursuant to a voluntary expense limitation of 2.50%.
(D) For the period April 15,1993 (commencement of operations) to December 31, 1993.
(E) For the period February 17, 1995 (commencement of operations) to December 31, 1995.
(F) For the period May 28, 1996 (commencement of operations) to December 31,
    1996.
(G) Pursuant to SEC regulations effective for fiscal years beginning after September 1, 1995, this is the average commission rate paid on securities purchased and sold by the Funds. The regulations for average commission rates are not applicable to non-equity funds.
(H) Not annualized
(I) Annualized
 *  Unaudited

See notes to financial statements.

      Notes to Financial Statements
      Legg Mason Global Trust, Inc.
      (Amounts in Thousands)  (Unaudited)

      --------------------------------------------------------------------------

1. Significant Accounting Policies:

           The Legg Mason Global Trust, Inc. ("Trust"), consisting of the Global Government Trust ("Global Government"), the International Equity Trust ("International Equity"), and the Emerging Markets Trust ("Emerging Markets") (each separately referred to as a "Fund" and collectively as the "Funds"), is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.

      Security Valuation
           Each Fund's securities are valued on the basis of market quotations or, lacking such quotations, at fair value as determined under the guidance of the Board of Directors. Securities for which market quotations are readily available are valued at the last sale price of the day for a comparable position, or, in the absence of any such sales, the last available bid price for a comparable position. Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by each Fund's adviser to be the primary market. Each Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.
           Most securities held by Global Government are valued on the basis of valuations furnished by an independent service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Fixed income securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

      Currency Transactions
           The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
            (i) market value of investment securities, assets and liabilities at the closing daily rate of exchange, and
           (ii) purchases and sales of investment securities, interest income and expenses at the rate of exchange prevailing on the respective date of such transactions.
           The effect of changes in foreign exchange rates on realized and unrealized security gains or losses are reflected as a component of such gains or losses.

      Investment Income and Distributions to Shareholders
            Income and expenses are recorded on the accrual basis. Bond premiums are amortized using the yield-to-maturity method for financial reporting and tax purposes. Bond discounts, other than original issue, are not amortized. Dividends from net investment income are declared and paid monthly for Global Government, and are declared and paid annually for International Equity and Emerging Markets. Dividends payable are recorded on the ex-dividend date. At June 30, 1997, there were no dividends payable for any of the Funds in the Trust.

      Investment Transactions
           Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At June 30, 1997, receivables for securities sold and not yet delivered and payables for securities purchased and not yet received for each of the Funds were as follows:

                                     Receivable for        Payable for
                                     Securities Sold   Securities Purchased
      ---------------------------------------------------------------------
      Global Government                  $14,590             $30,647
      International Equity                   286               1,296
      Emerging Markets                        --                 302

      --------------------------------------------------------------------------

      Options and Futures
           Upon the purchase of a put option or a call option by a fund, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the fund will realize a loss in the amount of the cost of the option. When a fund enters into a closing sale transaction, the fund will realize a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. When a fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When a fund exercises a call option, the cost of the security which the fund purchases upon exercise will be increased by the premium originally paid.
           When a fund writes a call option or a put option, an amount equal to the premium received by the fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the fund realizes a gain equal to the amount of the premium received. When a fund enters into a closing purchase transaction, the fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to the option is eliminated. When a written call option is exercised, the fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security that the fund purchased upon exercise.
           Upon entering into a futures contract, the fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the fund recognizes a realized gain or loss when the contract is closed. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

      Repurchase Agreements
           All repurchase agreements are fully collateralized by obligations issued by the U.S. government or its agencies and such collateral is in the possession of the Funds' custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Funds' investment adviser acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

      Deferred Organizational Expense
           Deferred organizational expenses of $128 for Global Government, $71 for International Equity, and $73 for Emerging Markets are being amortized on a straight-line basis over 5 years beginning on the date each respective fund began operations.

      Federal Income Taxes
           No provision for federal income or excise taxes is required since the Funds intend to continue to qualify as regulated investment companies and distribute all of their taxable income to their shareholders.

      Use of Estimates
           The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      Legg Mason Global Trust, Inc.
      (Amounts in Thousands)

      --------------------------------------------------------------------------

2. Financial Instruments:
           As part of its investment program, each Fund may utilize forward currency exchange contracts and repurchase agreements. The nature and risks of these financial instruments and the reasons for using them are set forth more fully in the Trust's Prospectus and Statement of Additional Information.

      Emerging Markets
           Each Fund has investments in securities denominated in the currencies of emerging market countries, as well as in securities issued by companies located in emerging market countries and, with respect to Global Government, by governments of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

      Forward Currency Exchange Contracts
           Forward foreign currency contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract's market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
           The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of amounts reflected in the Financial Statements. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund's adviser will enter into forward foreign currency contracts only with parties approved by the Board of Directors because there is a risk of loss to the Funds if the counterparties do not complete the transaction.
           At June 30, 1997, open forward currency exchange contracts for Global Government were as follows:

                                   Contract to
Settlement       ---------------------------------------------        Unrealized
   Date                     Receive                    Deliver       Gain/(Loss)
--------------------------------------------------------------------------------
7/31/97          DEM          16,000      JPY        1,070,560         $ (189)
7/31/97          DEM          12,750      GBP            4,445            (67)
7/31/97          DEM          22,427      ITL       22,000,000            (41)
8/29/97          DEM          16,941      USD           10,000           (244)
8/29/97          DEM           4,414      GBP            1,600           (118)
8/29/97          DEM          13,557      USD            8,000           (193)
8/29/97          JPY       4,100,000      DEM           60,344          1,333
8/29/97          USD          10,600      GBP            6,500           (205)
8/29/97          GBP           6,500      USD           10,607            198
8/29/97          USD           7,400      JPY          845,820            (44)
8/29/97          USD           6,074      AUD            8,000             24
8/29/97          DEM           5,986      ITL        5,900,000            (18)
                                                                       ------
                                                                       $  436
                                                                       ======

           For the six months ended June 30, 1997, International Equity and Emerging Markets had not entered into any forward currency contracts.

      --------------------------------------------------------------------------

3. Investment Transactions:
           For the six months ended June 30, 1997, investment transactions (excluding short-term investments) were as follows:

                                                   Proceeds
                                Purchases         from Sales
      ------------------------------------------------------
      Global Government          $121,854          $139,228
      International Equity         77,415            42,424
      Emerging Markets             41,047             9,511

           At June 30, 1997, cost, aggregate gross unrealized appreciation and gross unrealized depreciation based on the cost of securities for federal income tax purposes for each Fund were as follows:

                                     Cost        Appreciation    (Depreciation)
      -------------------------------------------------------------------------
      Global Government           $152,741         $ 5,152          $(5,090)
      International Equity         193,125          41,587           (4,706)
      Emerging Markets              54,085          10,440           (2,525)

           Emerging Markets Trust has unused capital loss carryforwards for federal income tax purposes of $11 which expires in December 2004.

4. Options and Futures:
           As part of its investment program, Global Government may utilize options and futures. The risk associated with purchasing options is limited to the premium originally paid. Options written by a fund involve, to varying degrees, risk of loss in excess of the option value reflected in the Statement of Net Assets. The risk in writing a covered call option is that a fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a covered put option is that a fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk a fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty's inability to perform. There were no options written during the six months ended June 30, 1997.
           The Funds enter into futures contracts as a hedge against anticipated changes in interest rates. There are several risks in connection with the use of futures contracts as a hedging device. Futures contracts involve, to varying degrees, risk of loss in excess of amounts reflected in the financial statements. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.
           There were no open futures contracts at June 30, 1997.

5. Transactions with Affiliates:
           Each Fund has a management agreement with Legg Mason Fund Adviser, Inc. ("Manager"), a corporate affiliate of Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange and the distributor for the Funds. Pursuant to their respective agreements, the Manager provides the Funds with management and administrative services for which each Fund pays a fee, computed daily and payable monthly at annual rates of each Fund's average daily net assets as follows: Global Government and International Equity, 0.75%; Emerging Markets, 1.00%.
           The Manager has agreed to waive its fees to the extent each Fund's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month the following annual rates: 1.90% of average net assets for Global Government; 2.25% for International Equity and 2.50% for Emerging Markets. Fees in excess of these limits will be waived indefinitely for Global Government and through May 1, 1998 for

      Legg Mason Global Trust, Inc.
      (Amounts in Thousands)

      --------------------------------------------------------------------------

5. Transactions with Affiliates -- Continued
      International Equity and Emerging Markets. For the six months ended June 30, 1997 management fees of $107 were waived for Emerging Markets. No fees were waived for Global Government or International Equity. At June 30, 1997 amounts due to the Manager were as follows: Global Government, $98, International Equity, $138, and Emerging Markets, $32.
           Western Asset Management Company ("Adviser"), a wholly owned subsidiary of Legg Mason, Inc., and a corporate affiliate of the Manager and Legg Mason, serves as investment adviser to Global Government. The Adviser is responsible for the actual investment activity of the Fund, for which the Manager pays a fee at an annual rate equal to 531/3% of the fee received by it.
           Batterymarch Financial Management, Inc. ("Batterymarch"), a wholly owned subsidiary of Legg Mason, Inc., and a corporate affiliate of the Manager and Legg Mason, serves as the adviser to International Equity and Emerging Markets. Batterymarch is responsible for the actual investment activity of these Funds. The Manager pays Batterymarch a fee for its services at an annual rate equal to 66% of the fee received by the Manager from International Equity and 75% of the fee received from Emerging Markets.
           Legg Mason, as distributor of the Funds, receives an annual distribution fee of 0.50% for Global Government and 0.75% for International Equity and Emerging Markets, and an annual service fee of 0.25% of each Fund's average daily net assets, calculated daily and payable monthly. At June 30, 1997, distribution and service fees due to the distributor were as follows:Global Government, $98, International Equity, $183 and Emerging Markets, $47.
           Legg Mason also has an agreement with the Funds' transfer agent to assist with certain of its duties. For this assistance, Legg Mason was paid the following amounts by the transfer agent for the six months ended June 30, 1997: $15 for Global Government; $30 for International Equity; and $8 for Emerging Markets.

6. Line of Credit:
           The Funds, along with certain other Legg Mason Funds, participate in a $75 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the line of credit bear interest at prevailing short-term interest rates. For the six months ended June 30, 1997, the Funds had no borrowings under the line of credit.

7. Fund Share Transactions:
           At June 30, 1997, there were 1,000,000 shares authorized at $.001 par value for all portfolios of the Trust. Share transactions were as follows:

                                                                 Reinvestment
                                                 Sold          of Distributions      Repurchased              Net Change
                                          -----------------    ----------------   -----------------        ----------------
                                          Shares     Amount    Shares   Amount    Shares     Amount        Shares    Amount
---------------------------------------------------------------------------------------------------------------------------
      Global Government
        Six Months Ended June 30, 1997    1,319     $ 13,392      350  $ 3,556   (1,612)   $(16,336)           57   $   612
        Year Ended December 31, 1996      3,220       33,097      936    9,577   (3,551)    (36,338)          605     6,336

      International Equity
        Six Months Ended June 30, 1997    5,494       69,067       --       --   (2,621)    (32,959)        2,873    36,108
        Year Ended December 31, 1996      8,861      102,294      404    4,782   (1,540)    (18,196)        7,725    88,880

      Emerging Markets
        Six Months Ended June 30, 1997    3,016       35,371       --       --     (132)     (1,526)        2,884    33,845
        Period Ended December 31, 1996(+) 2,092       20,888        5       59      (79)       (793)        2,018    20,154

      (+) For the period May 28, 1996 (commencement of operations) to
          December 31, 1996.

                           Legg Mason Family of Funds

 Equity Funds

LEGG MASON BALANCED TRUST
Growth and Income--An equity mutual fund which seeks long-term capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk.

LEGG MASON TOTAL RETURN TRUST
Growth and Income--An equity mutual fund with investment objectives of capital appreciation and current income.

LEGG MASON AMERICAN LEADING COMPANIES TRUST
Growth--A large capitalization equity mutual fund which seeks long-term capital appreciation and current income consistent with prudent investment management.

LEGG MASON VALUE TRUST
Growth--An equity mutual fund which seeks long-term growth of capital using the "Value Approach" to investing.

LEGG MASON SPECIAL INVESTMENT TRUST
Aggressive Growth--An equity mutual fund which seeks capital appreciation. It invests principally in securities of companies that are involved in restructurings or other special situations, or are out of favor with, or not closely followed by the market.

 Global Funds*

LEGG MASON EMERGING MARKETS TRUST
Aggressive Growth--A mutual fund which is designed for investors seeking long-term growth possibilities available in emerging markets.

LEGG MASON INTERNATIONAL EQUITY TRUST
Aggressive Growth--A diversified, professionally managed portfolio seeking maximum long-term total return by investing primarily in common stocks of companies located outside the United States.

LEGG MASON GLOBAL GOVERNMENT TRUST
Growth and Income--A global bond fund which seeks to provide a competitive total return by investing primarily in a global portfolio of high quality debt securities of U.S. and foreign governments, their agencies and instrumentalities, denominated in various currencies.

 Taxable Bond Funds

LEGG MASON U.S. GOVERNMENT INTERMEDIATE-TERM PORTFOLIO
Conservative Income--A mutual fund which seeks to achieve high current income consistent with prudent investment risk and liquidity needs.

LEGG MASON INVESTMENT GRADE INCOME PORTFOLIO
Income--A mutual fund which seeks to provide investors with a high level of current income through a diversified portfolio of debt instruments.

LEGG MASON HIGH YIELD PORTFOLIO
Growth and Income--A fund which seeks to provide high current income, and as a secondary objective, seeks capital appreciation. Under normal circumstances, the Fund will invest a majority of its total assets in high yield fixed income securities commonly known as "junk" bonds. The Fund may invest up to 25% of total assets in foreign securities.

 Tax-Free Bond Funds(+)

LEGG MASON TAX-FREE
INTERMEDIATE-TERM INCOME TRUST
Tax-Free Income--A fund which seeks a high level of current income exempt from federal income tax consistent with prudent investment risk.

LEGG MASON MARYLAND TAX-FREE INCOME TRUST
Tax-Free Income--A fund whose objective is a high level of current income exempt from federal, Maryland state, and local income taxes.

LEGG MASON PENNSYLVANIA TAX-FREE INCOME TRUST
Tax-Free Income--A fund which seeks a high level of current income exempt from federal income tax and Pennsylvania personal income tax.

 Money Market Funds(++)

LEGG MASON U.S. GOVERNMENT MONEY MARKET PORTFOLIO
A professionally managed portfolio seeking high current income consistent with liquidity and conservation of principal.

LEGG MASON CASH RESERVE TRUST
A diversified management investment company investing in money market instruments to achieve stability of principal and current income consistent with stability of principal.

LEGG MASON TAX EXEMPT TRUST
A money market fund seeking to produce high current income exempt from federal income tax, to preserve capital and to maintain liquidity.

 (*) Investment in foreign securities involves increased risks, such as currency rate fluctuations, foreign taxation and political changes.
 (+) Income produced from the tax-free funds may be subject to state and local taxes. Long-term capital gain distributions generally are taxable. A portion of each Fund's dividends may be subject to the federal alternative minimum tax.
(++) An investment in any of these Funds is neither insured nor guaranteed by the U.S. Government and there can be no guarantee that these Funds will maintain a stable $1 share price.

For a prospectus containing more complete information, including charges and expenses on any of the Legg Mason funds, call 1-800-577-8589. Please read the prospectus carefully before investing or sending money.